SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.     20549


Form 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report:                                December 12, 1997

Exact name of registrant
as specified in its charter:                   BELL ATLANTIC CORPORATION

Commission File Number:                        1-8606

State of Incorporation:                        Delaware

I.R.S. Employer Identification No.:            23-2259884

Address of principal
executive offices:                             1095 Avenue of the Americas
                                               New York, New York
Zip Code                                       10036

Registrant's telephone number,
including area code:                           (212) 395-2121

Former name or former address,
if changed since last report:                  Not applicable
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Item 5.  Other Information
         -----------------

At a Bell Atlantic Global Wireless Analyst Conference on December 12, 1997, we made the following statements:

(a) Our estimates of selected 1997 proportionate operating and financial results for our Global Wireless Sector ("Sector") are as follows:

        year-end subscribers                6.3 million
        operating revenue                   $3.4 - $3.7 billion
        operating income growth             $75 - $100 million
        operating cash flow                 $0.9 - $1.2 billion

(b) Our estimates of selected fourth quarter and full year operating and financial results for Bell Atlantic Mobile, our wholly-owned domestic wireless unit, are as follows:

                 Targets:                   4Q97              Full year 1997
                                            ----              --------------

        subscriber growth (%)               20 - 22           20 - 22
        year-end subscribers (millions)     5.3 - 5.4         5.3 - 5.4
        net additions (thousands)           250 - 300         900 - 950
        churn (%)                           1.65 - 1.75       1.65 - 1.75
        total revenue per subscriber        $53 - $55         $53 - $55
        service revenue per subscriber      $46 - $48         $46 - $48
        cash expense per subscriber         $24 - $26         $26 - $28
        acquisition cost per gross add      $210 - $220       $215 - $225
        total revenue (millions)            $820 - $860       $3,100 - $3,140
        EBITDA (millions)                   $320 - $350       $1,165 - $1,195
        EBITDA Margin (%)                   45 - 47           42 - 44

(c) Our 1998 annual targets for Bell Atlantic Mobile are:

    (i) over six million subscribers at year-end
    (ii) maintain churn levels
    (iii) $3.4 - $3.5 billion total revenues
    (iv) $1.3 - $1.4 billion in operating cash flow (EBITDA)
    (v) EBITDA Margin mid-40% range
    (vi) positive free cash flow

(d) Our selected 1998 financial and operational targets for the Sector are:

    (i) wireless earnings double those in 1997
    (ii) 7.5 million proportionate subscribers at year-end

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The foregoing information is forward-looking, based on our estimates and assumptions and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors could affect the future results of the Sector and could cause those results to differ materially from those expressed in the forward-looking statements: (i) materially adverse changes in economic or political conditions in the markets we serve; (ii) the cost of competitive response to increased market pressures from new, as well as established, competitors; and (iii) customer growth pressures on costs and service.

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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         BELL ATLANTIC CORPORATION



                                         By:  /s/ Mel Meskin
                                              ------------------------------
                                              Mel Meskin
                                              Vice President - Comptroller


Date:  December 22, 1997

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